                          LIMITED WAIVER AND CONSENT

        THIS LIMITED WAIVER AND CONSENT (this "Waiver"), dated as of November 1, 1994, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended, modified or supplemented through the date hereof, the "Credit Agreement"), among Kash n' Karry Food Stores, Inc. (the "Borrower"), the Senior Lenders referred to therein and Bank of America National Trust and Savings Association (as successor in interest to Security Pacific National Bank) as agent (in such capacity, the "Agent") for the Senior Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings ascribed to them therein. In addition to the covenants and agreements made in the Credit Agreement and other Loan Documents, the Borrower, the Agent and the Senior Lenders further covenant and agree as follows:

        1. Limited Waiver. Subject to the terms and conditions set forth herein, the Requisite Senior Lenders hereby agree to waive the provisions of
Section 6.01(c) 6.01(f) and 6.01(g) of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the preparation and delivery of the annual financial statements, consisting of balance sheets, income statements and cash flow statements, and related documents with respect to the 1994 Fiscal Year.

        2. Effective Date. This Waiver shall become effective upon the date (the "Effective Date") on or before November 3, 1994 on which the Agent has received counterparts hereof signed by the Borrower, the Requisite Senior Lenders and the Agent.

        3. Limitation on Waiver. This Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute a waiver or amendment of any other term or condition of the Credit Agreement, or of any instruments or agreements referred to therein, (ii) prejudice any right or rights which the Agent or any of the Senior Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require the Senior Lenders to agree to a similar waiver or grant a similar waiver for a similar transaction or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.



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        4. Representations and Warranties. The Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to this Waiver:

                (a) The execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate action;

                (b) No Event of Default or Potential Event of Default (other than those expressly waived by this Waiver) has occurred or is continuing; and

                (c) The representations and warranties of the Borrower contained in Section 5.03 of the Credit Agreement and any other Loan Document (other than representations and warranties which expressly speak as of a different date) are true, correct and complete in all material respects, except that such representations and warranties need not be true, correct and complete to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement.

        5. Miscellaneous. This Waiver is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

        6. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

        7. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

        WITNESS the due execution hereof as of the date first above written.

                                            KASH N' KARRY FOOD STORES, INC.,
                                            as Borrower


                                            By: /s/ R. P. Springer
                                               ----------------------------
                                               Title:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION (as successor
in interest to SECURITY PACIFIC
NATIONAL BANK), as Agent


By: /s/ Laura Knight
   -------------------------------
   Title: VICE PRESIDENT


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION (as successor
in interest to SECURITY PACIFIC
NATIONAL BANK), as a Senior Lender


By: /s/ H.G. Wheelock
   -------------------------------
   Title: VICE PRESIDENT


WELLS FARGO BANK, N.A.


By: /s/ Jeffrey P. Rose
   -------------------------------
   Title: VICE PRESIDENT


BARNETT BANK OF TAMPA (as successor
in interest to First Florida Bank,
N.A.), by BARNETT BANKS, INC., as
attorney-in-fact for Barnett Bank
of Tampa


By:
   -------------------------------
   Title:


NATIONSBANK OF FLORIDA, N.A.


By:
   -------------------------------
   Title:


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